MORGAN STANLEY INSTITUTIONAL FUND TRUST

       SUPPLEMENT DATED FEBRUARY 27, 2004 TO THE PROSPECTUS FOR THE FUND'S
                         STRATEGIC SMALL VALUE PORTFOLIO

                             Dated January 30, 2004




The Prospectus is hereby supplemented with the following:

         The Fund has suspended the offering of shares of its Strategic Small Value Portfolio to new investors. Following the suspension of the offering of shares to new investors, the Fund will continue to offer shares of the Portfolio to existing shareholders of the Portfolio. The Fund may recommence offering shares of the Portfolio to new investors at such time as the Investment Manager determines that it would be consistent with prudent portfolio management to do so.